Exhibit 99.1
                                                                    ------------
                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of February 28, 2007, by and among the parties signatories hereto.

     The undersigned hereby agree that the Statement on Schedule 13G with respect to the shares of common stock, par value $0.01 per share, of Resource America, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                                 SPENCER CAPITAL MANAGEMENT, LLC



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL OPPORTUNITY FUND, LP

                                By:  Spencer Capital Partners, LLC,
                                     Its General Partner



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL PARTNERS, LLC



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.


                                By:  Spencer Capital Offshore Partners, LLC,
                                     Its Management Company



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]

                                SPENCER CAPITAL OFFSHORE PARTNERS, LLC



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                CIL SPENCER LIMITED


                                By:  Spencer Capital Management, LLC,
                                     Its Investment Adviser



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                COLUMBIA AVENUE CAPITAL, LLC


                                By:  Spencer Capital Management, LLC,
                                     Its Investment Adviser



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER CAPITAL SELECT FUND, LP


                                By:  Spencer Select Partners, LLC,
                                     Its General Partner



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                                SPENCER SELECT PARTNERS, LLC



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member



                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]

                                SPENCER CAPITAL OPPORTUNITY FUND II, LP

                                By:  Spencer Capital Partners II, LLC,
                                     Its General Partner



                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member


                                SPENCER CAPITAL PARTNERS II, LLC


                                By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA
                                     Title:  Managing Member




                                     /s/ Kenneth H. Shubin Stein, MD, CFA
                                     -------------------------------------------
                                     Name:   Kenneth H. Shubin Stein, MD, CFA


                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]